Exhibit 10.29

THE SECURITIES REPRESENTED HEREBY MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED (the “Securities Act”), (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT WITHOUT RESTRICTION, OR (III) THE PARTNERSHIP HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS. NOTWITHSTANDING THE FOREGOING THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR ANY OTHER MARGIN LOAN ENTERED INTO BY THE HOLDER OF THE SECURITIES OR ITS AFFILIATES IN THE ORDINARY COURSE OF BUSINESS.

No. OXFSW-_____	June 24, 2013

Oxford Resource Partners, LP

WARRANT TO PURCHASE SUBORDINATED UNITS

For VALUE RECEIVED, [•] (the “Warrantholder”) is entitled to purchase, subject to the provisions of this Warrant to Purchase Subordinated Units (this “Warrant”), from OXFORD RESOURCE PARTNERS, LP, a Delaware limited partnership (the “Partnership”), at an exercise price per unit equal to $0.01 per Subordinated Unit (the “Exercise Price”), at any time after the date hereof (the “Exercise Commencement Date”) and not later than 5:00 P.M., New York City time, on the fifth anniversary of the date hereof (the “Exercise Expiration Date”), up to [●] units (the “Warrant Units”) of the Partnership’s subordinated units representing limited partner interests (the “Subordinated Units”). The number of Warrant Units purchasable upon exercise of this Warrant (the “Purchasable Warrant Units”) shall be subject to adjustment from time to time as described herein.

This Warrant is authorized under the terms of that certain Third Amended and Restated Agreement of Limited Partnership of Oxford Resource Partners, LP dated July 19, 2010, as amended by that certain First Amendment to Amended and Restated Agreement of Limited Partnership dated June 24, 2013 (the “Partnership Agreement”), and is issued in connection with that certain Financing Agreement, dated as of June 24, 2013, by and among Oxford Mining Company, LLC, a wholly owned subsidiary of the Partnership, as borrower (the “Borrower”), the lenders signatory thereto, and Obsidian Agency Services, Inc., as administrative agent (the “Second Lien Financing Agreement”). Unless otherwise indicated herein or therein, capitalized terms used in this Warrant or any appendix hereto shall have the respective meanings ascribed to such terms herein or in the Partnership Agreement.

Section 1. Registration. The Partnership shall maintain books for the transfer and registration of this Warrant. Upon the initial issuance of this Warrant, the Partnership shall issue and register this Warrant in the name of the Warrantholder.

Section 2. Transfers. As provided herein, this Warrant may be transferred only pursuant to a registration statement filed under the Securities Act, or an exemption from such registration, and in compliance with any applicable state securities laws. Subject to such restrictions, the Partnership shall transfer this Warrant in whole or in part from time to time upon the books to be maintained by the Partnership for that purpose, upon surrender thereof for transfer, properly endorsed or accompanied by appropriate instructions for transfer and such other documents as may be reasonably required by the Partnership, including, if required by the Partnership, an opinion of its counsel to the effect that such transfer is exempt from the registration requirements of the Securities Act, to establish that such transfer is being made in accordance with the terms hereof, and a new warrant shall be issued to the transferee with this Warrant being surrendered in whole or in part by the Warrantholder and voided and canceled by the Partnership.

Section 3. Exercise of Warrant.

(a) This Warrant may be exercised in whole or in part at any time on or after the Exercise Commencement Date and prior to the Exercise Expiration Date, upon delivery of the warrant exercise form attached hereto as Appendix A (the “Notice of Exercise”) and payment by certified check or wire transfer (or by net exercise as provided in Section 3(f)) for the aggregate Exercise Price for that number of Warrant Units then being purchased, to the Partnership during normal business hours on any day other than a Saturday or Sunday on which banks are open for business in New York City (a “Business Day”) at the Partnership’s principal executive offices (or such other office or agency of the Partnership as the Partnership may designate by notice to the Warrantholder, provided that any Notice of Exercise delivered after 12:00 noon, New York City time, will be deemed delivered the next Business Day). The Warrant Units so purchased shall be deemed to be issued to the Warrantholder or the Warrantholder’s designee, as the record owner of such Warrant Units, as of 5:00 P.M., New York City time, on the date on which the aggregate Exercise Price shall have been paid (unless the exercise is a net issuance exercise as provided in Section 3(f)). The Subordinated Units shall not be certificated and shall be evidenced only by the registration of such Subordinated Units on the books and records of the Partnership maintained for such purpose.

(b) Notwithstanding anything herein to the contrary, the Warrantholder shall not be required to physically surrender this Warrant to the Partnership until the Warrantholder has purchased all of the Warrant Units available hereunder and this Warrant has been exercised in full, in which case the Warrantholder shall surrender this Warrant to the Partnership for cancellation within three (3) days of the date the final Notice of Exercise is delivered to the Partnership. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Units available hereunder shall have the effect of lowering the outstanding number of Purchasable Warrant Units hereunder in an amount equal to the applicable number of Warrant Units purchased. The Partnership shall maintain records showing the number of Warrant Units purchased and the date of such purchases. The Partnership shall deliver any objection to any Notice of Exercise within one (1) Business Day of receipt of such Notice of Exercise. In the event of any dispute or discrepancy, the records of the Partnership shall be controlling and determinative in the absence of manifest error. The Warrantholder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this Section 3(b), following the purchase of a portion of the Warrant Units hereunder, the number of Warrant Units available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

(c) If this Warrant shall have been exercised in part and surrendered, the Partnership shall, at its own expense and at the time of delivery of the certificate or certificates representing Warrant Units, deliver to the Warrantholder a new Warrant evidencing the rights of the Warrantholder to purchase the unpurchased Warrant Units called for by this Warrant, which new Warrant shall in all other respects be identical to this Warrant.

(d) If this Warrant is not exercised on or prior to 5:00 P.M., New York City time on the Exercise Expiration Date, this Warrant shall be void and all rights of the holder hereof shall cease.

(e) [Intentionally left blank]

(f) Notwithstanding any other provision contained herein to the contrary, the Warrantholder may elect to receive, without the payment by the Warrantholder of the aggregate Exercise Price in respect of the Subordinated Units to be acquired, Subordinated Units equal to the value of this Warrant or any portion hereof by the surrender of this Warrant (or such portion of this Warrant being so exercised) together with the Net Issue Election Notice attached hereto as Appendix B (the “Net Issue Election Notice”) duly executed, at the office of the Partnership. Thereupon, the Partnership shall issue to the Warrantholder such number of fully paid, validly issued and non-assessable (except as such non-assessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware Revised Uniform Limited Partnership Act) Subordinated Units as is computed using the following formula:

X =	Y (A - B) A

where

X = the number of Subordinated Units which shall be issued to the Warrantholder;

Y = the number of Warrant Units covered by this Warrant that the Warrantholder is surrendering at such time for net issuance exercise (including both units to be issued to the Warrantholder and units to be canceled as payment therefor);

A = the Fair Market Value (as defined below) of one Subordinated Unit as at the time the net issue election is made; and

B = the Exercise Price in effect under this Warrant at the time the net issue election is made.

For purposes of Rule 144(d) promulgated under the Securities Act of 1933, as in effect on the Exercise Commencement Date, it is intended that the Warrant Units issued in a net issuance exercise shall be deemed to have been acquired by the Warrantholder, and the holding period for the Warrant Units shall be deemed to have commenced, on the Exercise Commencement Date.

(g) Notwithstanding anything to the contrary contained herein, the Partnership shall not effect the exercise of this Warrant and the Warrantholder shall not have the right to exercise this Warrant pursuant to the terms and conditions of this Warrant, and any such exercise shall be null and void and treated as if never made, to the extent that, after giving effect to such exercise, such Warrantholder (together with such Warrantholder's affiliates) would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the number of Common Units outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of Common Units beneficially owned by such Warrantholder and its affiliates shall include the number of Common Units issuable upon conversion of the Subordinated Units issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of Common Units which would be issuable upon (i) conversion of the Subordinated Units issuable upon exercise of the remaining, unexercised portion of this Warrant beneficially owned by such Warrantholder or any of its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Partnership beneficially owned by such Warrantholder or any of its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). For purposes of determining the number of outstanding Common Units, the Warrantholder may rely on the number of outstanding Common Units as reflected in (1) the Partnership's most recent Form 10-K, Form 10-Q, Form 8-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Partnership or (3) any other notice by the Partnership or its transfer agent setting forth the number of Common Units outstanding. For any reason at any time, upon the written or oral request of the Warrantholder, the Partnership shall within one (1) Business Day confirm orally and in writing to the Warrantholder the number of Common Units then outstanding. In any case, the number of outstanding Common Units shall be determined after giving effect to the conversion or exercise of securities of the Partnership, including the Warrant, by the Warrantholder and its affiliates since the date as of which such number of outstanding Common Units was reported. By written notice to the Partnership, the Warrantholder may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided that any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Partnership. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 3(g) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.

Section 4. Compliance with the Securities Act. Except as set forth in Section 2(g) of the Warrant Issuance Agreement, dated as of June 24, 2013, pursuant to which this Warrant was issued (the "Warrant Issuance Agreement"), any certificate evidencing the Warrant Units shall bear a restrictive legend set forth on the first page of this Warrant.

Section 5. Payment of Taxes. The Partnership will pay any documentary stamp taxes attributable to the initial issuance of Warrant Units issuable upon the exercise of this Warrant; provided, however, that the Partnership shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Warrant Units in a name other than that of the Warrantholder in respect of which such Warrant Units are issued, and in such case the Partnership shall not be required to issue or deliver any certificate for Warrant Units or any Warrant until the person requesting the same has paid to the Partnership the amount of such tax or has established to the Partnership’s reasonable satisfaction that such tax has been paid. The Warrantholder shall be responsible for income taxes due under federal, state or other law, if any such taxes are due.

Section 6. Mutilated or Missing Warrants. In case this Warrant shall be mutilated, lost, stolen or destroyed, the Partnership shall issue in exchange and substitution of and upon cancellation of the mutilated Warrant, or in lieu of and substitution for this Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Units, but only upon receipt of evidence reasonably satisfactory to the Partnership of such loss, theft or destruction of this Warrant, and with respect to a lost, stolen or destroyed Warrant, reasonable indemnity or bond with respect thereto, if requested by the Partnership.

Section 7. Adjustments. The Exercise Price and number of Purchasable Warrant Units subject to this Warrant shall be subject to adjustment from time to time as set forth in this Section 7.

(a) If the Partnership shall, at any time or from time to time while this Warrant is outstanding, subdivide its outstanding Subordinated Units into a greater number of Subordinated Units or combine its outstanding Subordinated Units into a smaller number of Subordinated Units or issue by reclassification of its outstanding Subordinated Units any units representing its limited partner interests (including any such reclassification in connection with a consolidation or merger in which the Partnership is the continuing entity), then the number of Purchasable Warrant Units upon exercise of this Warrant and the Exercise Price in effect immediately prior to the date upon which such change shall become effective shall be adjusted by the Partnership so that the Warrantholder thereafter exercising this Warrant shall be entitled to receive the number of Subordinated Units or other limited partner interests which the Warrantholder would have received if this Warrant had been exercised in full immediately prior to such event upon payment of an Exercise Price that has been adjusted to reflect the economics of such event to the Warrantholder. Such adjustments shall be made successively whenever any event listed above shall occur.

(b) If any capital reorganization, reclassification of the limited partner interests of the Partnership, consolidation or merger of the Partnership with another entity in which the Partnership is not the continuing entity, or sale, transfer or other disposition of all or substantially all of the Partnership’s assets to another entity shall be effected, in each case, directly or indirectly or in one or more related transactions (each, a “Fundamental Transaction”), then, as a condition of such Fundamental Transaction, lawful and adequate provision shall be made whereby the Warrantholder shall thereafter have the right to exercise this Warrant and receive, upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Units immediately theretofore issuable upon exercise of this Warrant, such limited partner interests, securities or assets or property (including cash) as would have been issuable or payable with respect to or in exchange for a number of Warrant Units equal to the number of Warrant Units immediately theretofore issuable upon exercise of this Warrant had this Warrant been exercised in full immediately prior to such Fundamental Transaction (the “Transaction Consideration”), and in any such case appropriate provision (as determined in good faith by the Board of Directors of the general partner of the Partnership) shall be made with respect to the rights and interests of each Warrantholder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Exercise Price) shall thereafter be applicable as nearly equivalent as may be practicable in relation to any Transaction Consideration deliverable upon the exercise hereof. The Partnership shall not effect any such Fundamental Transaction unless prior to or simultaneously with the consummation thereof the continuing entity (if other than the Partnership) resulting from such consolidation or merger, or the entity purchasing or otherwise acquiring such assets or other appropriate entity, shall assume the obligation to deliver to the Warrantholder, at the last address of the Warrantholder appearing on the books of the Partnership, such Transaction Consideration as, in accordance with the foregoing provisions, the Warrantholder may be entitled to receive upon exercise hereof, and the other obligations under this Warrant. Without limiting the generality of the foregoing, the terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or continuing entity to comply with the provisions of this Section 7(b) and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. The aggregate Exercise Price for this Warrant shall not be affected by any such Fundamental Transaction, but the Partnership shall apportion such aggregate Exercise Price among the Transaction Consideration in a reasonable manner reflecting the relative value of any different components of the Transaction Consideration, if applicable. If holders of Subordinated Units are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Warrantholder shall be given the same choice as to the Transaction Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. At the Warrantholder’s request, any successor to the Partnership or continuing entity in such Fundamental Transaction shall issue to the Warrantholder a new Warrant consistent with the foregoing provisions and evidencing the Warrantholder’s right to purchase the Transaction Consideration for the aggregate Exercise Price upon exercise thereof.

(c) If the Partnership shall, at any time or from time to time while this Warrant is outstanding, declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Subordinated Units, by way of return of capital or otherwise (including, without limitation, any distribution of cash, Subordinated Units or other securities or limited partner interests, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Warrantholder shall be entitled to participate in such Distribution to the same extent that the Warrantholder would have participated therein if the Warrantholder had held the number of Subordinated Units acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including, without limitation, the Maximum Percentage) immediately before the date as of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of Subordinated Units are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Warrantholder’s right to participate in any such Distribution would result in the Warrantholder and its affiliates exceeding the Maximum Percentage, then the Warrantholder shall not be entitled to participate in such Distribution to such extent (and shall not be entitled to beneficial ownership of such Common Units as a result of such Distribution (and beneficial ownership) to such extent) and the portion of such Distribution shall be held in abeyance for the Warrantholder until such time or times as its right thereto would not result in the Warrantholder and its affiliates exceeding the Maximum Percentage, at which time or times the Warrantholder shall be granted such rights (and any rights under this Section 7(c) on such initial rights or on any subsequent such rights to be held similarly in abeyance) to the same extent as if there had been no such limitation).

(d) An adjustment to the Exercise Price shall become effective immediately after the payment date in the case of each distribution and immediately after the effective date of each other event which requires an adjustment.

(e) In the event that, as a result of an adjustment made pursuant to this Section 7, the Warrantholder shall become entitled to receive any limited partner interests in the Partnership other than Subordinated Units, the limited partner interests so receivable upon exercise of this Warrant shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Units contained in this Warrant.

(f) If and whenever the Partnership shall issue or sell, or is, in accordance with any of Sections 7(f)(i) - (vii), deemed to have issued or sold, any Subordinated Units (a “Trigger Issuance”) for no consideration or for a consideration per unit less than the Fair Market Value of the Subordinated Units in effect at the time of such Trigger Issuance (the “Current Fair Market Value”), the number of Purchasable Warrant Units which may be purchased upon exercise of the Warrant shall be increased by multiplying the number of Warrant Units which currently may be purchased upon exercise of the Warrant by the following fraction:

      B

C + (D / E)

where

A=	the number of Warrant Units that can currently be purchased upon exercise of the Warrant;

B =	the number of Subordinated Units outstanding after giving effect to the issuance of the number of Additional Subordinated Units issued or deemed to be issued as a result of the Trigger Issuance;

C =	the number of Subordinated Units outstanding immediately prior to the Trigger Issuance;

D =	the aggregate consideration, if any, received or deemed to be received by the Partnership upon such Trigger Issuance; and

E =	the Current Fair Market Value.

For purposes of this Section 7(f), “Additional Subordinated Units” shall mean all Subordinated Units issued by the Partnership or deemed to be issued pursuant to this Section 7(f).

For purposes of this Section 7(f), “Fair Market Value” of the Subordinated Units shall mean the highest price per Subordinated Unit which the Partnership could obtain from a willing buyer (not a current employee, director, officer, member or stockholder (or affiliate of any of the foregoing)) for Subordinated Units sold by the Partnership, determined by method mutually agreed to by both the Partnership and the Warrantholder). The Board of Directors of the general partner of the Partnership shall respond promptly, in writing, to an inquiry by the Warrantholder as to its view of the fair market value of the Subordinated Units. In the event that the Board of Directors of the general partner of the Partnership and the Warrantholder are unable to agree upon the fair market value of the Subordinated Units, the Partnership and the Warrantholder shall jointly select an appraiser who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne by the Partnership.

For purposes of this Section 7(f), the following Sections 7(f)(i) - (f)(vii) shall also be applicable:

(i) Issuance of Rights or Options. In case at any time the Partnership shall in any manner grant (directly and not by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Subordinated Units or any limited partner interest or security convertible into or exchangeable for Subordinated Units (such warrants, rights or options being called “Options” and such convertible or exchangeable limited partner interests or securities being called “Convertible Securities”), whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable,  and the price per unit for which Subordinated Units are issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (A) the sum (which sum shall constitute the applicable consideration) of (1) the total amount, if any, received or receivable by the Partnership as consideration for the granting of such Options, plus (2) the aggregate amount of additional consideration payable to the Partnership upon the exercise of all such Options, plus (3), in the case of such Options which relate to Convertible Securities, the aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (B) the total maximum number of Subordinated Units issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Current Fair Market Value in effect immediately prior to the time of the granting of such Options, then the total number of Subordinated Units issuable upon the exercise of such Options or upon conversion or exchange of the total amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per unit as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the number of Purchasable Warrant Units. Except as otherwise provided in Section 7(f)(iii), no adjustment of the number of Purchasable Warrant Units shall be made upon the actual issue of such Subordinated Units or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Subordinated Units upon conversion or exchange of such Convertible Securities.

(ii) Issuance of Convertible Securities. In case the Partnership shall in any manner issue (directly and not by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per unit for which Subordinated Units are issuable upon such conversion or exchange (determined by dividing (A) the sum (which sum shall constitute the applicable consideration) of (1) the total amount received or receivable by the Partnership as consideration for the issue or sale of such Convertible Securities, plus (2) the aggregate amount of additional consideration, if any, payable to the Partnership upon the conversion or exchange thereof, by (B) the total number of Subordinated Units issuable upon the conversion or exchange of all such Convertible Securities), shall be less than the Current Fair Market Value in effect immediately prior to the time of such issue or sale, then the total maximum number of Subordinated Units issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the number of Purchasable Warrant Units, provided that, except as otherwise provided in Section 7(f)(iii), (X) no adjustment of the number of Purchasable Warrant Units shall be made upon the actual issuance of such Subordinated Units upon conversion or exchange of such Convertible Securities and (Y) no further adjustment of the number of Purchasable Warrant Units shall be made by reason of the issue or sale of Convertible Securities upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Exercise Price have been made pursuant to the other provisions of Section 7(f).

(iii) Change in Option Price or Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in Section 7(f)(i), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in Section 7(f)(i) or Section 7(f)(ii), or the rate at which Convertible Securities referred to in Section 7(f)(i) or Section 7(f)(ii) are convertible into or exchangeable for Subordinated Units shall change at any time (including, without limitation, changes under or by reason of provisions designed to protect against dilution), the number of Purchasable Warrant Units at the time of such event shall forthwith be readjusted to the number of Purchasable Warrant Units that could be purchased upon exercise of the Warrant had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold.

(iv) Distributions. Subject to the provisions of this Section 7(f), in case the Partnership shall declare or make any other distribution upon any limited partner interest in the Partnership (other than the Subordinated Units) payable in Subordinated Units, Options or Convertible Securities, then any Subordinated Units, Options or Convertible Securities, as the case may be, issuable in payment of such distribution shall be deemed to have been issued or sold without consideration.

(v) Consideration for Limited Partner Interests. In case any Subordinated Units, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Partnership therefor, after deduction therefrom of any expenses incurred or any underwriting discounts, commissions or concessions paid or allowed by the Partnership in connection therewith. In case any Subordinated Units, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Partnership shall be deemed to be the fair value of such consideration as determined in good faith and agreed upon by both the Board of Directors of the general partner of the Partnership and the Warrantholder, after deduction of any expenses incurred or any underwriting discounts, commissions or concessions paid or allowed by the Partnership in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Partnership, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the general partner of the Partnership. If Subordinated Units, Options or Convertible Securities shall be issued or sold by the Partnership and, in connection therewith, other Options or Convertible Securities (the “Additional Rights”) are issued, then the consideration received or deemed to be received by the Partnership shall be reduced by the fair market value of the Additional Rights (as determined using the Black-Scholes Option Pricing Model or another method mutually agreed to by both the Partnership and the Warrantholder). The Board of Directors of the general partner of the Partnership shall respond promptly, in writing, to an inquiry by the Warrantholder as to its view of the fair market value of the Additional Rights. In the event that the Board of Directors of the general partner of the Partnership and the Warrantholder are unable to agree upon the fair market value of the Additional Rights, the Partnership and the Warrantholder shall jointly select an appraiser who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne evenly by the Partnership and the Warrantholder.

(vi) Record Date. In case the Partnership shall take a record of the holders of its Subordinated Units for the purpose of entitling them (A) to receive a distribution payable in Subordinated Units, Options or Convertible Securities or (B) to subscribe for or purchase Subordinated Units, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the Subordinated Units deemed to have been issued or sold upon the declaration or the making of such distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(vii) Treasury Units. The number of Subordinated Units outstanding at any given time shall not include units owned or held by or for the account of the Partnership or any of its wholly owned subsidiaries, and the disposition of any such units (other than the cancellation or retirement thereof) shall be considered an issue or sale of Subordinated Units for purposes of this Section 7(f).

(g) [Intentionally left blank]

 (h) The adjustments required by this Section 7 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that no adjustment that would otherwise be required shall be made unless and until such adjustment either by itself or with other adjustments not previously made increases or decreases the number of Purchasable Warrant Units immediately prior to the making of such adjustment by at least 1%. Any adjustment representing a change of less than such minimum amount (except as aforesaid) shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 7 and not previously made, would result in such minimum adjustment.

Section 8. Purchase Rights. In addition to any adjustments pursuant to Section 7, if at any time the Partnership grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Subordinated Units (the “Purchase Rights”), then the Warrantholder shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Warrantholder could have acquired if the Warrantholder had held the number of Subordinated Units acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof) immediately before the date as of which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Subordinated Units are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Warrantholder’s right to participate in any such Purchase Right would result in the Warrantholder exceeding the Maximum Percentage, then the Warrantholder shall not be entitled to participate in such Purchase Right to such extent (and shall not be entitled to beneficial ownership of such Common Units as a result of such Purchase Right (and beneficial ownership) to such extent) and such Purchase Right to such extent shall be held in abeyance for the Warrantholder until such time or times as its right thereto would not result in the Warrantholder (together with such Warrantholder’s affiliates) exceeding the Maximum Percentage, at which time or times the Warrantholder shall be granted such right (and any Purchase Right granted, issued or sold on such initial Purchase Right or on any subsequent Purchase Right to be held similarly in abeyance) to the same extent as if there had been no such limitation).

Section 9. Termination of Trading Event. If, at any time prior to the third (3rd) anniversary of the Exercise Commencement Date, the Common Units have not been listed for trading on an Eligible Market for a period of sixty (60) days (a “Termination of Trading Event”), at the written request of the Warrantholder delivered on or before the sixtieth (60th) day after the occurrence of the Termination of Trading Event (the date the Warrantholder delivers a written notice of such request, a “Put Notice Date”), the Partnership shall purchase this Warrant from the Warrantholder by paying to the Warrantholder, within three (3) Business Days of the date the Put Value is determined, cash in an amount equal to the Put Value of the remaining unexercised portion of this Warrant on the Put Notice Date. As used herein, “Eligible Market” means, the NYSE MKT LLC, The NASDAQ Global Market, The NASDAQ Global Select Market, The NASDAQ Capital Market or The New York Stock Exchange, Inc. As used herein, “Put Value” means the value of this Warrant as determined by an independent third party valuation firm or investment bank jointly selected by the Partnership and the Warrantholder based on an enterprise value without deduction for liquidity and minority interests, the costs of which valuation shall be borne by the Partnership. The Partnership shall promptly engage such valuation firm and promptly provide such valuation firm with all such information as it shall reasonably request in completing its valuation work.

Section 10. Common Units Warrants. At such time as the outstanding Subordinated Units are converted into Common Units pursuant to the terms of the Partnership Agreement, as may be amended from to time, the Partnership shall issue to the Warrantholder, in exchange for this Warrant, a new warrant (in the form of the Common Units Warrants (as defined in the Warrant Issuance Agreement)) to purchase a number of Common Units equal to the number of Common Units issuable upon conversion of the Subordinated Units issuable upon exercise of the remaining unexercised portion of this Warrant.

Section 11. Income Tax Treatment. The Warrantholder and the Partnership agree that, solely for income tax purposes, the Warrants shall be treated from and after issuance as if exercised by the holder thereof.  In connection therewith, the Partnership shall issue to the holder of the Warrants information returns on IRS Form K-1 (and corresponding forms for state, local and foreign income tax reporting purposes) reflecting the allocations of income, gain, loss, deduction and credit to the holder of the Warrants computed as if the Warrants had been exercised in full upon issuance.

Section 12. Calculations and Fractional Interest. All calculations made pursuant to this Warrant shall be made to the nearest cent. The Partnership shall not be required to issue fractions of Warrant Units upon the exercise of this Warrant. If any fractional Subordinated Unit would, except for the provisions of the first sentence of this Section 10, be deliverable upon such exercise, the Partnership, in lieu of delivering such fractional unit, shall pay to the exercising Warrantholder an amount in cash equal to the fair market value of such fractional Subordinated Unit on the date of exercise as determined in good faith by the Board of Directors of the general partner of the Partnership.

Section 13. Benefits. Nothing in this Warrant shall be construed to give any person or entity (other than the Partnership and the Warrantholder) any legal or equitable right, remedy or claim, it being agreed that this Warrant shall be for the sole and exclusive benefit of the Partnership and the Warrantholder.

Section 14. Adjustment Notices. Upon the happening of any event requiring an adjustment of the Exercise Price, the Partnership shall promptly give written notice thereof to the Warrantholder at the address appearing in the records of the Partnership, stating the adjusted Exercise Price and the adjusted number of Warrant Units resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Failure to give such notice to the Warrantholder or any defect therein shall not affect the legality or validity of the subject adjustment.

Section 15. Notices. Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given as hereinafter described: (a) if given by personal delivery, then such notice shall be deemed given upon such delivery, (b) if given by electronic mail or facsimile, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (c) if given by mail, then such notice shall be deemed given upon the earlier of (i) receipt of such notice by the recipient or (ii) three (3) days after such notice is deposited in the first class mail, postage prepaid, and (d) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one (1) Business Day after delivery to such carrier. All notices shall be addressed as follows: if to the Warrantholder, at its address as set forth in the Partnership’s books and records or at such other address as the Warrantholder may designate by advance written notice to the Partnership, and if to the Partnership, at the address as follows or at such other address as the Partnership may designate by advance written notice to the Warrantholder:

Oxford Resource Partners, LP

41 South High Street, Suite 3450

Columbus, Ohio 43215

Attn: Chief Legal Officer

Email: dmaher@oxfordresources.com

Fax: (614) 754-7100

Section 16. Section Headings. The section headings in this Warrant are for the convenience of the Partnership and the Warrantholder and in no way alter, modify, amend, limit or restrict the provisions hereof.

Section 17. Successors. All the covenants and provisions hereof by or for the benefit of the Warrantholder shall bind and inure to the benefit of its respective successors and assigns hereunder.

Section 18. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Warrant shall be governed by, and construed in accordance with, the internal laws of the State of New York, without reference to the choice of law provisions thereof. The Partnership and, by accepting this Warrant, the Warrantholder, each irrevocably submits to the non-exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Warrant. The Partnership and, by accepting this Warrant, the Warrantholder, each irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Partnership and, by accepting this Warrant, the Warrantholder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTNERSHIP AND, BY ITS ACCEPTANCE HEREOF, THE WARRANTHOLDER, HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS WARRANT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

Section 19. Rights as Limited Partner. Except as set forth herein or in the Partnership Agreement, prior to the exercise of this Warrant, the Warrantholder shall not have or exercise any rights as a limited partner of the Partnership by virtue of its ownership of this Warrant, including, without limitation, the right to receive distributions, exercise any rights to vote, or consent or receive notice as unitholders in respect of the meetings of unitholders or any other matter.

Section 20. Amendment; Waiver. Any term of this Warrant may be amended or waived (including the adjustment provisions included in Section 7) only upon the written consent of the Partnership and the Warrantholder, provided that nothing herein shall preclude the Partnership from lowering the Exercise Price.

Section 21. Reservation of Subordinated Units. The Partnership shall at all times reserve and keep available a number of its authorized but unissued Subordinated Units that will be sufficient to permit the exercise in full of this Warrant and all other outstanding warrants issued in connection with the Second Lien Financing Agreement.

Section 22. Requirement for Signature. Unless and until signed by the Partnership, this Warrant shall be invalid and of no force or effect and may not be exercised by the holder hereof.

Section 23. Severability. In the event that any one or more of the provisions contained in this Warrant shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any other respect and the remaining provisions of this Warrant shall not be in any way impaired so long as this Warrant as so modified continues to express, without material change, the original intentions of the Warrantholder and the Partnership as to the subject matter hereof and the invalidity, illegality or unenforceability of any provision in question does not substantially impair the respective expectations or reciprocal obligations of the Warrantholder and the Partnership or the practical realization of the benefits that would otherwise be conferred upon the Warrantholder and the Partnership. The Warrantholder and the Partnership will endeavor in good faith negotiations to replace any invalid, illegal or unenforceable provision with a valid provision, the effect of which comes as close as possible to that of the invalid, illegal or unenforceable provision.

[Signature on Following Page]

IN WITNESS WHEREOF, the Partnership has caused this Warrant to be duly executed as of the date first above written.

Oxford Resource Partners, LP By Oxford Resources GP, LLC, its general partner

By:
Daniel M. Maher, Senior Vice President

APPENDIX A

Oxford Resource Partners, LP

WARRANT EXERCISE FORM

To [Name]:

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant (the “Warrant”) for, and to purchase thereunder by the payment of the Exercise Price and surrender of the Warrant, Warrant Units as defined and provided for therein. The Warrant Units issuable upon such election shall be evidenced only by the registration of such Warrant Units on the books and records of the Partnership maintained for such purpose and shall be issued in the name of the undersigned or as otherwise indicated below.

Notwithstanding anything to the contrary contained herein, this election shall constitute a representation by the Warrantholder of the Warrant submitting this election that the recipient of the Subordinated Units issued upon the exercise of this Warrant is an Eligible Citizen. The Partnership may rely on this representation and warranty of the Warrantholder in determining whether the recipient of the Subordinated Units issued upon the exercise of this Warrant is an Eligible Citizen.

[Signature Page Follows]

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Dated: _________________, _________

Note:The signature must correspond with the name of the Warrantholder as written on the first page of the Warrant in every particular, without alteration or enlargement or any change whatever, unless the Warrant has been assigned.

Signature: _____________________________

_____________________________________

Name (please print)

_____________________________________

_____________________________________

Address

_____________________________________

Name for Registration

_____________________________________

Federal Identification or Social Security No.

Assignee:

_____________________________________

_____________________________________

_____________________________________

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APPENDIX B

Oxford Resource Partners, LP

NET ISSUE ELECTION NOTICE

To: [Name]

Date: ____________,_______

The undersigned hereby elects under Section 3(f) of the within Warrant (the “Warrant”) to surrender the right to purchase __________________ Subordinated Units pursuant to the Warrant and hereby requests the issuance of ___________________ Subordinated Units. The units issuable upon such net issue election shall be evidenced only by the registration of such Subordinated Units on the books and records of the Partnership maintained for such purpose and shall be issued in the name of the undersigned or as otherwise indicated below.

__________________________________
Signature

__________________________________
Name for Registration

__________________________________
Mailing Address

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